UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2012 (July 2nd, 2012)

BIONEUTRAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-149235	26-0745273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Madison Avenue, Suite 400, Morristown, New Jersey		07960
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 285-3373

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mark Lowenthal

On July 9, 2012, Bioneutral Group, Inc. (the “Company”) announced that, effective July 2, 2012, Mr. Mark Lowenthal has agreed to serve as the Company’s President and Chief Executive Officer.

Mr. Lowenthal currently serves as a member of the Operation Executive Board of AUA Equity Partners, a position he has held since 2010.  Prior to such, Mr. Lowenthal served as the President and Chief Executive Officer of European Soaps, LLC from 2008 to 2009.  He also previously served as President of Revlon Europe, Asia and the Middle East from 1995 to 1999 where he was responsible for planning and implementing a major restructuring of the company’s business, including shifting from an individual country management approach to an integrated global approach.  In addition, Mr. Lowenthal previously served as the President and General Manager of Almay, Inc. and as the Vice-President of Marketing of International Playtex, Inc.  Mr. Lowenthal received his BA from the University of Buffalo where he majored in History and received an MBA from New York University.

Andy Kielbania, who was the Company’s Interim Chief Executive Officer, will be the Company’s Chief Technology Officer going forward.

Compensation Arrangement with Mr. Lowenthal

The term of Mr. Lowenthal’s employment shall be indefinite.  Mr. Lowenthal’s compensation shall consist of a $300,000 per annum base salary, except that Mr. Lowenthal shall receive a base salary of $150,000 per annum, with the remainder being deferred until such time as the Company has at least $4,000,000 in gross revenues or raises at least $3,000,000 in financing.  Mr. Lowenthal shall also be entitled to a bonus in an amount not to exceed 25% of his base salary in the event that the Company reaches certain performance goals.  Mr. Lowenthal shall also be granted options to purchase 5% of the outstanding capital stock of the Company at a price of $0.10 per share, which options shall vest at an annualized rate of 25% per year.  Mr. Lowenthal shall also be entitled to a one-time success fee in the amount of $5,000,000 if the Company is sold or merged during the term of his employment, provided that the Company is valued at $100,000,000 or more in connection with such sale or merger (if the value is between $75,000,000 and $99,999,999.99 then the success fee will be pro-rated).

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Form of Employment Agreement between Bioneutral Group, Inc. and Mark Lowenthal.

99.1	Press Release dated July 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

July 9, 2012	BIONEUTRAL GROUP, INC.

By: /s/ Andrew Kielbania
Name: Andrew Kielbania
Title: Interim Chief Executive Officer